UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 6, 2012

SEMILEDS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34992	20-2735523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F, No.11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.	350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +886-37-586788

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As described in more detail below under Item 5.07, on February 6, 2012, SemiLEDs Corporation (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”).  At that meeting, four directors were elected, two of whom have been determined by the Board of Directors of the Company (the “Board”) to be “Independent Directors” as defined in Listing Rule 5605(a)(2) of The NASDAQ Stock Market.  Listing Rule 5605(b)(1) of The NASDAQ Stock Market requires that a majority of the board of directors of each listed company must be comprised of “Independent Directors.”  Accordingly, as described in more detail below under Item 5.02, on February 6, 2012, immediately following the Annual Meeting, the Board elected Dr. Edward Hsieh as an additional director.  Since the Board determined that Dr. Hsieh is an “Independent Director,” the Company continues to satisfy The NASDAQ Stock Market requirements that a majority of the Board be comprised of “Independent Directors.”

In addition, Listing Rule 5605(c)(2)(A) of The NASDAQ Stock Market requires that each listed company must have an audit committee of at least three members, each of whom, among other requirements, must be an “Independent Director” and meet the criteria for independence set forth in Rule 10A-3(b) under the Securities Exchange Act of 1934, as amended.  None of the Company’s then-current Audit Committee members stood for re-election at the Annual Meeting.  Following the elections of the four directors at the Annual Meeting and the election of Dr. Hsieh to the Board immediately thereafter, the Board determined that only Dr. Jack Lau and Dr. Hsieh meet the criteria for independence set forth in Rule 10A-3(b) required of audit committee members.  While both have been appointed to the Company’s Audit Committee, such Audit Committee now consists of two members, one less than required.  On February 6, 2012, the Company notified The NASDAQ Stock Market that, as a result of having one vacancy on the Audit Committee, the Company was not in current compliance with Listing Rule 5605(c)(2)(A).  The Company intends to fill the vacancy on the Audit Committee within the cure period provided for in Listing Rule 5605(c)(4) of The NASDAQ Stock Market.

On February 8, 2012, the Company received a notice from The NASDAQ Stock Market acknowledging that the Company no longer complies with the audit committee requirements as set forth in Listing Rule 5605 and confirming the Company’s opportunity to regain compliance within the cure period provided in Listing Rule 5605(c)(4).

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2012, immediately following the Annual Meeting and the election of the four incumbent directors as further described in Item 5.07 below, the Board elected Dr. Edward Hsieh as a director of the Company.  There is no arrangement or understanding between Dr. Hsieh and any other person pursuant to which Dr. Hsieh was selected as a director and no information in respect of related party transactions, as defined in Item 404(a) of Regulation S-K, required to be disclosed.  For his service as a director, Dr. Hsieh will receive an annual cash retainer of $50,000 paid in quarterly installments.  He has also received an initial grant of 15,290 restricted stock units (“RSUs”) (a value of $50,000) which fully vests on the earlier of the date of the next annual meeting or the one-year anniversary of the grant date, subject to continued service through the vesting date; provided that any unvested RSUs will fully vest if the Company is subject to a change in control during his service.

Dr. Hsieh has been named to the Audit Committee and the Nominating and Corporate Governance Committee.  He has been designated as the Chairman of the Audit Committee.  For such committee service, Dr. Hsieh will receive an annual cash retainer of $15,000 for serving as chairman of the Audit Committee and $4,000 for serving on the Nominating and Corporate Governance Committee, with each retainer paid in quarterly installments.

Item 5.07                     Submission of Matters to a Vote of Security Holders.

On February 6, 2012, the Company held the Annual Meeting.  At the Annual Meeting, holders of the Company’s common stock voted on four proposals: (1) to elect four directors to hold office until the 2013 Annual Meeting of Stockholders, (2) to hold an advisory vote on the compensation of the Company’s named executive officers, (3) to hold an advisory vote on how frequently (every one, two or three years) the stockholders would prefer for the

Company to hold an advisory vote on the compensation of its named executive officers, and (4) to ratify the appointment of KPMG (Taiwan) as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2012.

The final votes cast on the four proposals were as follows:

Proposal 1:

The following individuals were elected to serve as directors for a one-year term ending with the 2013 Annual Meeting of Stockholders by the votes as set forth in the following table:

	Votes For	Votes Withheld	Broker Non-Votes

Trung T. Doan	18,193,058	3,663,051	3,152,808
Dr. Anh Chuong Tran	18,195,258	3,660,851	3,152,808
Dr. Jack Lau	20,681,426	1,174,683	3,152,808
Scott R. Simplot	20,520,178	1,335,931	3,152,808

Proposal 2:

The stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, by the votes set forth in the following table:

Votes For	Votes Against	Abstain	Broker Non-Votes

20,871,650	106,237	878,222	3,152,808

Proposal 3:

The stockholders voted, on an advisory (non-binding) basis, to hold an advisory (non-binding) vote on the compensation of the Company’s named executive officers every three years by the votes set forth in the following table:

One-Year Frequency Vote	Two Year Frequency Vote	Three-Year Frequency Vote	Abstain	Broker Non-Votes

4,882,190	5,744	16,966,825	1,350	3,152,808

The Board considered the outcome of this vote and determined to hold an advisory vote on the compensation of the Company’s named executive officers every three years.

Proposal 4:

The appointment of KPMG (Taiwan) as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2012 was ratified by the votes set forth in the following table:

Votes For	Votes Against	Abstain	Broker Non-Votes (1)

24,748,237	234,815	25,865	0

(1)  This proposal constituted a routine matter.  Therefore, brokers were permitted to vote on this proposal without receipt of instructions from beneficial owners.

Item. 9.01.               Financial Statements and Exhibits

Exhibit No.	Description
99.1	SemiLEDs Corporation 2010 Equity Incentive Plan, Stock Unit Grant Agreement (Director Form)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 9, 2012

SemiLEDs Corporation

	By:	/s/ Trung T. Doan

	Name:	Trung T. Doan
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	SemiLEDs Corporation 2010 Equity Incentive Plan, Stock Unit Grant Agreement (Director Form)